UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – January 23, 2007

CentraCore Properties Trust

(Exact name of Registrant as specified in its declaration of trust)

Maryland	1-14031	65-0823232

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11376 Jog Road, Suite 101, Palm Beach Gardens, Florida 33418

(Address and zip code of principal executive offices)

(561) 630-6336

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On January 23, 2007, CentraCore Properties Trust (the “Company”) held a special meeting of its shareholders in connection with its previously announced proposed merger with GEO Acquisition II, Inc. (“MergerCo”), a direct wholly owned subsidiary of The GEO Group, Inc. (“GEO”). At the special meeting, the Company’s shareholders approved the merger of the Company with and into MergerCo pursuant to the Agreement and Plan of Merger, dated September 19, 2006, among the Company, GEO and MergerCo. The Company and GEO anticipate that the transaction will close on or about Wednesday, January 24, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRACORE PROPERTIES TRUST

January 23, 2007

By:  /s/    David J. Obernesser

        David J. Obernesser

        Senior Vice President and

        Chief Financial Officer